Oportun Applies for National Bank Charter with the Office of the Comptroller of the Currency (OCC) SAN CARLOS, CALIF. – November 23, 2020 – Oportun Financial Corporation (Nasdaq: OPRT), a mission-driven financial institution providing inclusive, affordable financial services, today announced it has submitted an application with the OCC to establish Oportun Bank, N.A. "A national bank charter will allow us to reach the estimated 100 million low- and-moderate income (LMI) consumers in the U.S. that we seek to serve. Today, Oportun maintains dozens of state licenses in order to offer affordable and responsible financial services to LMI communities. As a national bank, we can efficiently provide the security of dealing with a federally regulated and supervised bank to our customers and other stakeholders.” said Raul Vazquez, CEO of Oportun. “Our existing and potential customers are hard-working people who have historically been shut out of the financial mainstream. By providing the responsible banking services that these communities need, Oportun is advancing the cause of economic equity and financial inclusion for LMI individuals.” Mr. Vazquez offered extended commentary in a blog post that was also published today. The proposed bank will be a wholly-owned subsidiary of Oportun Financial Corporation, a public company incorporated in Delaware with its principal place of business in San Carlos, Calif. If approved, Oportun Bank, N.A. will serve customers in all 50 states with consumer lending and deposit services. Oportun’s core product today is a fully amortized personal loan with an APR that is capped at 36%. Oportun Bank will similarly cap all of its credit products at a 36% APR. Oportun’s customers earn on average a gross income of $46,000 per year, with many of them supporting a family on this modest income. When first applying for credit at Oportun, the majority of Oportun’s customers, historically, either had no credit score or a credit history too limited to accurately score. Using a proprietary scoring and risk model, backed by machine learning and almost 15 years of data, Oportun has been able to provide affordable and responsible loans to LMI individuals who currently are excluded from, or not well served by, mainstream financial institutions. Established in 2005, Oportun has extended more than $9.3 billion in credit, primarily to people living in LMI communities. Since the company’s founding, Oportun has saved those consumers more than $1.8 billion in interest and fees when compared to other options typically available to people with little or no credit history. By reporting to the major credit bureaus, the company has also helped more than 870,000 people establish the credit history that allows them to pursue their ambitions. In addition, Oportun recently announced a partnership with a national bank that will allow Oportun to reach LMI consumers beyond its current state-license footprint as early as next year. The partnership will make affordable and responsible personal loans, capped at a 36% APR, available to consumers across the nation and is expected to launch in mid-2021. About Oportun Oportun (Nasdaq: OPRT) is a mission-driven Community Development Financial Institution (CDFI). Oportun provides inclusive, affordable financial services powered by a deep, data- driven understanding of its customers and advanced proprietary technology. By lending money to hardworking, low-to-moderate-income individuals, Oportun helps them move forward in their lives, demonstrate their creditworthiness, and establish the credit history they need to access new opportunities. Oportun serves customers in English and Spanish, online and over the phone in 33 states, and in-person at more than 340 retail locations across 9 of those states. Forward Looking Statements This press release contains forward-looking statements. All statements other than statements of historical fact contained in this press release, including statements as to the timing of the application process and Oportun’s ability to receive a national bank charter, the timing and ability of Oportun to realize certain financial and strategic benefits, and the expected benefits a national bank charter may have on Oportun’s business are forward-looking statements. You generally can identify these statements by terms such as “expect,” “plan,” “anticipate,” “project,” "outlook,” “continue,” “may,” “seek,” “believe,” or “estimate” and similar expressions or the negative versions of these words or comparable words, as well as future or conditional verbs such as “will,” “should,” “would,” “likely” and “could.” These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in or contemplated by the forward-looking statements. These risks and uncertainties include, among others, the possibility that the national bank charter application may not be approved within the expected timeframe or at all; the uncertain nature of the impact that a national bank charter may have on Oportun’s business; the Company’s ability to continue to attract and retain new and existing borrowers and investors; the ability to realize efficiencies from the receipt of a national bank charter; overall economic conditions; demand for the types of loans facilitated by Oportun; as well as those risks described in Oportun's filings with the Securities and Exchange Commission, including Oportun's most recent quarterly report on Form 10-Q and most recent annual report on Form 10-K. The forward-looking statements speak only as of the date on which they are made, and, except to the extent required by federal securities laws, Oportun disclaims any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. In light of these risks and uncertainties, there is no assurance that the events or results suggested by the forward-looking statements will in fact occur, and you should not place undue reliance on these forward-looking statements. Investor Contact Nils Erdmann

650-810-9074 ir@oportun.com Media Contact Usher Lieberman 650-769-9414 usher.lieberman@oportun.com ###